 EXECUTION

                GE CAPITAL MORTGAGE SERVICES, INC.

                    PASS-THROUGH CERTIFICATES
                       (Issuable in Series)

                      UNDERWRITING AGREEMENT

Salomon Brothers Inc                             New York, New York
Seven World Trade Center                           October 23, 1995
New York, New York 10048

Ladies and Gentlemen:

           GE Capital Mortgage Services, Inc., a corporation
organized and existing under the laws of the State of New Jersey
(the "Company"), may offer for sale to you (the "Underwriter")
from time to time its Pass-Through Certificates evidencing
interests in pools of mortgage loans (the "Certificates"). The
Certificates may be issued in various series, and within each series, in one or more classes, in one or more offerings on terms determined at the time of sale (each such series, a "Series" and each such class, a "Class"). Each Series of the Certificates will be issued under a separate Pooling and Servicing Agreement (each, a "Pooling and Servicing Agreement") to be dated as of the
respective cut-off date (each, a "Cut-off Date") between the
Company, as seller and servicer, and State Street Bank and Trust
Company, as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the related Pooling and Servicing Agreement.

           The Certificates issued under each Pooling and
Servicing Agreement will represent the entire beneficial
ownership interest in a trust fund (the "Trust Fund") established by such Pooling and Servicing Agreement. The assets of each Trust
Fund will consist primarily of a pool of conventional, fixed rate, first lien, fully amortizing, one- to four-family
residential mortgage loans (the "Mortgage Loans") having the original terms to maturity specified in the related Terms
Agreement referred to hereinbelow. If so specified in the related
Terms Agreement, one or more elections may be made to treat the assets of each Trust Fund as a real estate mortgage investment conduit (each, a "REMIC") for federal income tax purposes.

           Whenever the Company determines to make an offering of
Certificates (each, a "Certificate Offering") pursuant to this
Agreement through you, it will enter into an agreement with you
(the "Terms Agreement") providing for the sale of specified
Classes of Offered Certificates (as defined below) to, and the purchase and public offering thereof by, you. Each such
Certificate Offering which the Company elects to make pursuant to this Agreement shall be governed by this Agreement, as
supplemented by the related Terms Agreement. Each Terms
Agreement, which shall be substantially in the form of Exhibit A hereto, shall specify, among other things, the Classes of
Certificates to be purchased by the Underwriter (the "Offered
Certificates"), the principal balance or balances of the Offered
Certificates, each subject to any stated variance, and the price or prices at which such Offered Certificates are to be purchased by the Underwriter from the Company.

           1.   Representations and Warranties.  (a) The Company
represents and warrants to and agrees with the Underwriter, as of the date of the related Terms Agreement, that:

                        (i) The registration statement specified
           in the related Terms Agreement, on Form S-3, including
           a prospectus, has been filed with the Securities and
           Exchange Commission (the "Commission") for the
           registration under the Securities Act of 1933, as
           amended (the "Act"), of pass-through certificates
           issuable in series, which registration statement has
           been declared effective by the Commission. Such
           registration statement, as amended to the date of the
           related Terms Agreement, including any documents
           incorporated by reference therein pursuant to Item 12
           of Form S-3 under the Act which were filed under the
           Securities Exchange Act of 1934, as amended (the
           "Exchange Act"), on or before the effective date of
           the Registration Statement, is hereinafter called the
           "Registration Statement," and such prospectus, as such
           prospectus is supplemented by a prospectus supplement
           relating to the Offered Certificates of the related
           Series, each in the form first filed after the date of
           the related Terms Agreement pursuant to Rule 424(b)
           under the Act, including any documents incorporated by
           reference therein pursuant to Item 12 of Form S-3
           under the Act which were filed under the Exchange Act
           on or before the date of such Prospectus Supplement
           (other than any such incorporated documents that
           relate to Collateral Term Sheets (as defined
           herein))(such prospectus supplement, including such
           incorporated documents (other than those that relate
           to Collateral Term Sheets), in the form first filed
           after the date of the related Terms Agreement pursuant
           to Rule 424(b) is hereinafter called the "Prospectus
           Supplement"), is

           hereinafter called the "Prospectus". Any reference
           herein to the terms "amend," "amendment" or
           "supplement" with respect to the Registration
           Statement, the Prospectus or the Prospectus Supplement
           shall be deemed to refer to and include the filing of
           any document under the Exchange Act after the
           effective date of the Registration Statement or the
           issue date of the Prospectus or Prospectus Supplement,
           as the case may be, deemed to be incorporated therein
           by reference pursuant to Item 12 of Form S-3 under the
           Act.

                       (ii) The related Registration Statement,
           at the time it became effective, and the prospectus
           contained therein, and any amendments thereof and
           supplements thereto filed prior to the date of the
           related Terms Agreement, conformed in all material
           respects to the requirements of the Act and the rules
           and regulations of the Commission thereunder; on the
           date of the related Terms Agreement and on each
           Closing Date (as defined in Section 3 below), the
           related Registration Statement and the related
           Prospectus, and any amendments thereof and supplements
           thereto, will conform in all material respects to the
           requirements of the Act and the rules and regulations
           of the Commission thereunder; such Registration
           Statement, at the time it became effective, did not
           contain any untrue statement of a material fact or
           omit to state a material fact required to be stated
           therein or necessary to make the statements therein
           not misleading; such Prospectus, on the date of any
           filing pursuant to Rule 424(b) and on each Closing
           Date, will not include any untrue statement of a
           material fact or omit to state a material fact
           necessary to make the statements therein, in the light
           of the circumstances under which they are made, not
           misleading; and the Detailed Description referred to
           in such Prospectus, on each Closing Date and the date
           of any filing thereof under cover of Form 8-K, will
           not include any untrue statement of a material fact or
           omit to state any information which such Prospectus
           states will be included in such Detailed Description;
           provided, however, that the Company makes no
           representations or warranties as to the information
           contained in or omitted from (A) such Registration
           Statement or such Prospectus (or any supplement
           thereto) in reliance upon and in conformity with
           written information furnished to the Company by or on
           behalf of the Underwriter specifically for use in the
           preparation thereof or (B) any Current Report (as
           defined in Section 5(b) below), or in any amendment
           thereof or supplement thereto, incorporated by
           reference in such Registration Statement or such

           Prospectus (or any amendment thereof or supplement
           thereto).

                      (iii) The Certificates of the related
           Series will conform to the description thereof
           contained in the related Prospectus; will each, if
           rated at the time of issuance in one of the two
           highest rating categories by a nationally recognized
           statistical rating organization, be when issued a
           "mortgage related security" as such term is defined in
           Section 3(a)(41) of the Exchange Act, and will each on
           the related Closing Date be duly and validly
           authorized, and, when validly executed, countersigned,
           issued and delivered in accordance with the related
           Pooling and Servicing Agreement and sold to you as
           provided herein and in the related Terms Agreement,
           will each be validly issued and outstanding and
           entitled to the benefits of the related Pooling and
           Servicing Agreement.

                       (iv) Neither the issuance nor sale of the
           Certificates of the related Series nor the
           consummation of any other of the transactions herein
           contemplated, nor the fulfillment of the terms hereof
           or of the related Terms Agreement, will conflict with
           any statute, order or regulation applicable to the
           Company of any court, regulatory body, administrative
           agency or governmental body having jurisdiction over
           the Company or with any organizational document of the
           Company or any instrument or any agreement under which
           the Company is bound or to which it is a party.

                        (v) This Agreement and the related Terms
           Agreement have been duly authorized, executed and
           delivered by the Company.

                      (vi) At or prior to the related Closing
           Date, the Company will have entered into the related
           Pooling and Servicing Agreement and, assuming the due
           authorization, execution and delivery thereof by the
           Trustee, such Pooling and Servicing Agreement (on such
           Closing Date) will constitute the valid and binding
           agreement of the Company enforceable in accordance
           with its terms, subject as to enforceability, to
           bankruptcy, insolvency, reorganization or other
           similar laws affecting creditors' rights and to
           general principles of equity (regardless of whether
           the enforceability of such Pooling and Servicing
           Agreement is considered in a proceeding in equity or
           at law).

           2.   Purchase and Sale.  Subject to the execution of
the Terms Agreement for a particular Certificate Offering and subject to the terms and conditions and in reliance upon the representations and warranties set forth in this Agreement and such Terms Agreement, the Company agrees to sell to the
Underwriter, and the Underwriter agrees to purchase from the
Company, all, but not less than all, of the related Offered
Certificates at the purchase price therefor set forth in such
Terms Agreement (the "Purchase Price").

           The parties hereto agree that settlement for all
securities sold pursuant to this Agreement and the applicable
Terms Agreement shall take place on the settlement date agreed upon at the time of the related transaction and set forth as the
"Closing Date" in such Terms Agreement and not as set forth in
Rule 15c6-1(a) of the Exchange Act.

           3. Delivery and Payment. Delivery of and payment for
the Offered Certificates of a Series shall be made at the offices of Cleary, Gottlieb, Steen & Hamilton, New York, New York, at
10:00 A.M., New York City time, on the Closing Date specified in the related Terms Agreement, which date and time may be postponed by agreement between the Underwriter and the Company (such date and time being herein called the "Closing Date"). Delivery of such Offered Certificates shall be made to the Underwriter
against payment by the Underwriter of the Purchase Price thereof to or upon the order of the Company by wire transfer in federal or other immediately available funds or by check payable in
federal funds, as the Company shall specify no later than five full business days prior to such Closing Date. Unless delivery is made through the facilities of The Depository Trust Company, the
Offered Certificates shall be registered in such names and in such authorized denominations as the Underwriter may request not less than two full business days in advance of each Closing Date.

           The Company agrees to notify the Underwriter at least
two business days before each Closing Date of the exact principal balance evidenced by the Offered Certificates and to have such
Offered Certificates available for inspection, checking and
packaging in New York, New York, no later than 12:00 noon on the business day prior to such Closing Date.

           4. Offering by the Underwriter. It is understood that
the Underwriter proposes to offer the Offered Certificates of the related Series for sale to the public as set forth in the related
Prospectus.

           5.   Agreements.  The Company agrees with the
Underwriter that:

                (a) The Company will cause the Prospectus as
      supplemented by a Prospectus Supplement relating to the
      Offered Certificates to be filed pursuant to Rule 424 under the Act and will promptly advise the Underwriter when such

      Prospectus as so supplemented has been so filed, and prior to the termination of the Certificate Offering to which
      such Prospectus relates also will promptly advise the
      Underwriter (i) when any amendment to the related
      Registration Statement specifically relating to such
      Offered Certificates shall have become effective or any
      further supplement to such Prospectus has been filed, (ii)
      of any request by the Commission for any amendment of such
      Registration Statement or Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such
      Registration Statement or the institution or threatening of any proceeding for that purpose and (iv) of the receipt by the Company of any written notification with respect to the suspension of the qualification of such Offered
      Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The
      Company will not file any amendment of the related
      Registration Statement or supplement to the related
      Prospectus (other than any amendment or supplement
      specifically relating to one or more Series of pass-through certificates other than the Series that includes the
      related Offered Certificates) unless the Company has
      furnished the Underwriter with a copy for its review prior to filing. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to
      obtain as soon as possible the withdrawal thereof.

                (b) The Company will cause any Computational
      Materials and any Structural Term Sheets (each as defined
      in Section 8 below) with respect to the Offered
      Certificates of a Series that are delivered by the
      Underwriter to the Company pursuant to Section 8 to be
      filed with the Commission on a Current Report on Form 8-K
      (a "Current Report") pursuant to Rule 13a-11 under the
      Exchange Act on the business day immediately following the later of (i) the day on which such Computational Materials and Structural Term Sheets are delivered to counsel for the
      Company by the Underwriter prior to 10:30 a.m. and (ii) the date on which this Agreement is executed and delivered. The
      Company will cause one Collateral Term Sheet (as defined in
      Section 9 below) with respect to the Offered Certificates
      of a Series that is delivered by the Underwriter to the
      Company in accordance with the provisions of Section 9 to
      be filed with the Commission on a Current Report pursuant
      to Rule 13a-11 under the Exchange Act on the business day
      immediately following the day on which such Collateral Term
      Sheet is delivered to counsel for the Company by the
      Underwriter prior to 10:30 a.m. In addition, if at any time prior to the availability of the related Prospectus
      Supplement the Underwriter has delivered to any prospective investor a Collateral Term Sheet that reflects, in the
      reasonable

      judgment of the Underwriter and the Company, a material
      change in the characteristics of the Mortgage Loans for the related Series from those on which a Collateral Term Sheet with respect to the related Series previously filed with
      the Commission was based, the Company will cause any such
      Collateral Term Sheet that is delivered by the Underwriter to the Company in accordance with the provisions of Section
      9 to be filed with the Commission on a Current Report on
      the business day immediately following the day on which
      such Collateral Term Sheet is delivered to counsel for the
      Company by the Underwriter prior to 10:30 a.m. In each
      case, the Company will promptly advise the Underwriter when such Current Report has been so filed. Each such Current
      Report shall be incorporated by reference in the related
      Prospectus and the related Registration Statement.
      Notwithstanding the five preceding sentences, the Company
      shall have no obligation to file any materials provided by the Underwriter pursuant to Sections 8 and 9 which, in the reasonable determination of the Company after making
      reasonable efforts to consult with the Underwriter, are not required to be filed pursuant to the Kidder Letters or the
      PSA Letter (each as defined in Section 8 below), or which
      contain erroneous information or contain any untrue
      statement of a material fact or, when read in conjunction
      with the Prospectus and Prospectus Supplement, omit to
      state a material fact required to be stated therein or
      necessary to make the statements therein not misleading; it being understood, however, that the Company shall have no
      obligation to review or pass upon the accuracy or adequacy of, or to correct, any Computational Materials, Structural
      Term Sheets or Collateral Term Sheets provided by the
      Underwriter to the Company pursuant to Section 8 or Section
      9 hereof.

                (c) If, at any time when a prospectus relating to
      the Offered Certificates of a Series is required to be
      delivered under the Act, any event occurs as a result of
      which the related Prospectus as then amended or
      supplemented would include any untrue statement of a
      material fact or omit to state any material fact necessary to make the statements therein in light of the
      circumstances under which they were made not misleading, or if it shall be necessary at any time to amend or supplement the related Prospectus to comply with the Act or the rules thereunder, the Company promptly will prepare and file with the Commission, subject to paragraph (a) of this Section 5, an amendment or supplement which will correct such
      statement or omission or an amendment which will effect
      such compliance; provided, however, that the Company will
      not be required to file any such amendment or supplement
      with respect to any Computational Materials, Structural
      Term Sheets or Collateral Term Sheets incorporated by
      reference in the

      Prospectus other than any amendments or supplements of such
      Computational Materials or Structural Term Sheets that are furnished to the Company by the Underwriter pursuant to
      Section 8(e) hereof or any amendments or supplements of
      such Collateral Term Sheets that are furnished to the
      Company by the Underwriter pursuant to Section 9(d) hereof which the Company determines to file in accordance
      therewith.

                (d) The Company will furnish to the Underwriter
      and counsel for the Underwriter, without charge, as many
      signed copies of the related Registration Statement
      (including exhibits thereto) and, so long as delivery of a prospectus by the Underwriter or dealer may be required by the Act, as many copies of the related Prospectus and any
      supplements thereto (other than exhibits to the related
      Current Report) as the Underwriter may reasonably request.

                (e) The Company will furnish such information,
      execute such instruments and take such actions as may be
      reasonably requested by the Underwriter to qualify the
      Offered Certificates of a Series for sale under the laws of such jurisdictions as the Underwriter may designate, to
      maintain such qualifications in effect so long as required for the distribution of such Offered Certificates and to
      determine the legality of such Offered Certificates for
      purchase by institutional investors; provided, however,
      that the Company shall not be required to qualify to do
      business in any jurisdiction where it is not qualified on
      the date of the related Terms Agreement or to take any
      action which would subject it to general or unlimited
      service of process in any jurisdiction in which it is not, on the date of the related Terms Agreement, subject to such service of process.

                (f) So long as the Offered Certificates of a
      Series are outstanding, the Company will furnish to the
      Underwriter copies of the annual independent public
      accountants' servicing report furnished to the Trustee
      pursuant to Section 3.13 of the related Pooling and
      Servicing Agreement.

                (g) Whether or not the transactions contemplated
      hereby and by the related Terms Agreement shall be
      consummated, the Company shall be responsible for the
      payment of any costs and expenses for which details are
      submitted, in connection with the performance of its
      obligations under this Agreement and the related Terms
      Agreement, including, without limitation, (a) the cost and expenses of printing or otherwise reproducing the related
      Registration Statement or Prospectus, this Agreement, the
      related Terms Agreement, the related Pooling and Servicing
      Agreement and the Offered Certificates, and (b) the cost of delivering the related Offered Certificates to the office
      of

      the Underwriter, insured to the satisfaction of the
      Underwriter (it being understood that, except as provided
      in this paragraph (f) and in Section 7 hereof, the
      Underwriter will pay all its own costs and expenses,
      including the fees of Brown & Wood, counsel for the
      Underwriter, transfer taxes on resale of any Offered
      Certificates by it, advertising expenses connected with any offers that it may make, the fees of KPMG Peat Marwick with respect to its letters furnished pursuant to Section 6(i)
      of the Agreement and any letter furnished pursuant to the
      last sentence of Section 6(h) hereof, the fees of any firm of public accountants selected by the Underwriter with
      respect to their letter furnished pursuant to Section 8(c)
      of the Agreement and any other costs and expenses specified in the related Terms Agreement as "Additional Expenses").

           6. Conditions to the Obligations of the Underwriter.
The obligations of the Underwriter to purchase the Offered
Certificates of any Series shall be subject to the accuracy in all material respects of the representations and warranties on the part of the Company contained in this Agreement, as
supplemented by the related Terms Agreement, as of the respective dates thereof and the related Closing Date, to the accuracy of the statements of the Company made in any applicable officers'
certificates pursuant to the provisions hereof, to the
performance by the Company of its obligations under this
Agreement and such Terms Agreement and to the following
additional conditions applicable to the related Certificate
Offering:

                (a) No stop order suspending the effectiveness of
      the related Registration Statement shall have been issued
      and no proceedings for that purpose shall have been
      instituted or threatened.

                (b) Cleary, Gottlieb, Steen & Hamilton, counsel
      for the Company, shall have furnished to the Underwriter an opinion, dated the related Closing Date, to the effect
      that:

                        (i) this Agreement and the related Terms
           Agreement have been duly executed and delivered by the
           Company under the law of the State of New York;

                       (ii) the related Pooling and Servicing
           Agreement has been duly executed and delivered by the
           Company under the law of the State of New York and is
           a legal, valid and binding agreement of the Company
           enforceable against the Company in accordance with its
           terms;

                      (iii)    the Offered Certificates, when duly
           executed and countersigned by the Trustee in accordance

           with the related Pooling and Servicing Agreement, will
           be validly issued and outstanding and entitled to the
           benefits of such Pooling and Servicing Agreement;

                       (iv) the related Pooling and Servicing
           Agreement is not required to be qualified under the
           Trust Indenture Act of 1939, as amended, and the trust
           created thereunder is not required to be registered
           under the Investment Company Act of 1940, as amended;

                        (v) such counsel confirms that (based
           solely upon telephone confirmation from a
           representative of the Commission) the related
           Registration Statement is effective under the Act and,
           to the best of such counsel's knowledge, no stop order
           with respect thereto has been issued, and no
           proceeding for that purpose has been instituted or
           threatened by the Commission; such Registration
           Statement (except the financial statements and
           schedules and other financial and statistical data
           included therein and the documents incorporated by
           reference therein, as to which such counsel need
           express no view), at the time it became effective and
           the related Prospectus (except the financial
           statements and schedules and the other financial and
           statistical data included therein, the documents
           incorporated by reference therein and the information
           included in the second sentence of the antepenultimate
           paragraph, the first sentence of the penultimate
           paragraph, and the last paragraph of the cover page of
           such Prospectus Supplement and in the second and
           fourth sentences of the first paragraph under the
           heading "Plan of Distribution" therein, as to which
           such counsel need express no view), as of the date of
           the Prospectus Supplement appeared on their face to be
           appropriately responsive in all material respects to
           the requirements of the Act and the rules and
           regulations thereunder; and no information has come to
           the attention of such counsel that causes it to
           believe that (A) such Registration Statement (except
           the financial statements and schedules and the other
           financial and statistical data included therein and
           the documents incorporated by reference therein, as to
           which such counsel need express no view) at the time
           it became effective, contained an untrue statement of
           a material fact or omitted to state a material fact
           required to be stated therein or necessary to make the
           statements therein not misleading or (B) such
           Prospectus or any amendment or supplement thereto
           (except the financial statements and schedules and the
           other financial and statistical data included therein,
           the documents incorporated by reference therein and
           the information included in the second sentence of the

           antepenultimate paragraph, the first sentence of the
           penultimate paragraph, and the last paragraph of the
           cover page of such Prospectus Supplement and in the
           second and fourth sentences of the first paragraph
           under the heading "Plan of Distribution" therein, as
           to which such counsel need express no view), as of the
           date of the Prospectus Supplement, or at the related
           Closing Date, contained or contains an untrue
           statement of a material fact or omitted or omits to
           state a material fact necessary in order to make the
           statements therein, in the light of the circumstances
           under which they were made, not misleading;

                       (vi) the statements set forth under the
           heading "Description of the Certificates" in the
           related Prospectus, insofar as such statements purport
           to summarize certain provisions of the related Pooling
           and Servicing Agreement and the related Offered
           Certificates, provide a fair summary of such
           provisions;

                      (vii) the statements set forth in in the
           related Prospectus under the headings "Certain Legal
           Aspects of the Mortgage Loans and Contracts -- The
           Mortgage Loans", "Certain Federal Income Tax
           Consequences" (insofar as they relate specifically to
           the purchase, ownership and disposition of the related
           Offered Certificates) and "ERISA Considerations"
           (insofar as they relate specifically to the purchase,
           ownership and disposition of such Offered
           Certificates), to the extent that they constitute
           matters of law or legal conclusions, provide a fair
           summary of such law or conclusions;

                     (viii) assuming compliance with all
           provisions of the related Pooling and Servicing
           Agreement, for federal income tax purposes, (A) if any
           election is made to treat the assets of the Trust Fund
           as a REMIC: the related Trust Fund (and any specified
           subgrouping therein) will qualify as a REMIC pursuant
           to Section 860D of the Internal Revenue Code of 1986,
           as amended (the "Code"), each Class of Certificates of
           the related Series, other than the related Residual
           Class or Classes, will constitute a class of "regular
           interests" in the related REMIC within the meaning of
           the Code, and each Class of such Certificates
           specified in the related Prospectus as a Class of
           Residual Certificates will constitute the "residual
           interest" in the related REMIC within the meaning of
           the Code; (B) if no such REMIC election is made: the
           Trust Fund will be treated as a "grantor trust"; and

                       (ix) assuming that some or all of the
           Offered Certificates of the related Series shall be
           rated at the time of issuance in one of the two
           highest rating categories by a nationally recognized
           statistical rating organization, each Offered
           Certificate so rated will be at the time of issuance,
           a "mortgage related security" as such term is defined
           in Section 3(a)(41) of the Exchange Act.

      Such opinion may express its reliance as to factual matters on the representations and warranties made by, and on
      certificates or other documents furnished by, officers of
      the parties to this Agreement, the related Terms Agreement or the related Pooling and Servicing Agreement. Such
      opinion may assume the due authorization, execution and
      delivery of the instruments and documents referred to
      therein by the parties thereto other than the Company. Such opinion may be qualified, insofar as it concerns the
      enforceability of the documents referred to therein, to the extent that such enforceability may be limited by
      bankruptcy, insolvency, reorganization or other similar
      laws affecting the enforcement of creditors' rights in
      general and by general equity principles (regardless of
      whether such enforcement is considered in a proceeding in
      equity or at law). Such opinion may be further qualified as expressing no opinion as to (x) the statements in the
      related Prospectus under the heading "Certain Legal Aspects of the Mortgage Loans and Contracts -- The Mortgage Loans"
      except insofar as such statements relate to the laws of the
      State of New York and the laws of the United States, and
      (y) the statements in such Prospectus under the headings
      "ERISA Considerations" and "Certain Federal Income Tax
      Consequences" except insofar as such statements relate to
      the laws of the United States. In addition, such opinion
      may be qualified as an opinion only on the law of the State of New York and the federal law of the United States of
      America.

                (c) The General Counsel for the Company shall
      have furnished to the Underwriter an opinion, dated the
      related Closing Date, to the effect that:

                        (i) The Company has been duly
           incorporated and is validly existing as a corporation
           in good standing under the laws of the State of New
           Jersey, with corporate power to own its properties, to
           conduct its business as described in the related
           Prospectus and to enter into and perform its
           obligations under this Agreement, the related Terms
           Agreement, the related Pooling and Servicing Agreement
           and the Certificates of the related Series;

                       (ii) The Company has full power and
           authority to sell and service the related Mortgage
           Loans as contemplated herein and in the related
           Pooling and Servicing Agreement;

                      (iii) No consent, approval, authorization
           or order of any court or governmental agency or body
           is required for the consummation by the Company of the
           transactions contemplated herein or in the related
           Pooling and Servicing Agreement, except such as may be
           required under the blue sky laws of any jurisdiction
           and such other approvals as have been obtained;

                       (iv) Neither the issuance of the
           Certificates of the related Series nor delivery of the
           related Offered Certificates, nor the consummation of
           any other of the transactions contemplated in this
           Agreement, the related Terms Agreement or the related
           Pooling and Servicing Agreement, nor the fulfillment
           of the terms of the related Certificates, the related
           Pooling and Servicing Agreement, this Agreement or the
           related Terms Agreement will conflict with or violate
           any term or provision of the articles of incorporation
           or by-laws of the Company or any statute, order or
           regulation applicable to the Company of any court,
           regulatory body, administrative agency or governmental
           body having jurisdiction over the Company and will not
           conflict with, result in a breach or violation or the
           acceleration of or constitute a default under the
           terms of any indenture or other agreement or
           instrument known to such counsel to which the Company
           is a party or by which it is bound; and

                        (v) There are no actions, proceedings or
           investigations pending or, to the best knowledge of
           such counsel, threatened before any court,
           administrative agency or other tribunal (i) asserting
           the invalidity of this Agreement, the related Terms
           Agreement, the related Pooling and Servicing Agreement
           or the related Certificates, (ii) seeking to prevent
           the issuance of the Certificates of the related Series
           or the consummation by the Company of any of the
           transactions contemplated by this Agreement, such
           Terms Agreement or such Pooling and Servicing
           Agreement, or (iii) which might materially and
           adversely affect the performance by the Company of its
           obligations under, or the validity or enforceability
           of, this Agreement, such Terms Agreement, such Pooling
           and Servicing Agreement or the related Certificates.

      In rendering her opinion such counsel may rely as to
      matters of fact, to the extent deemed proper and as stated
      therein,

      on certificates of responsible officers of the Company or
      public officials. In addition, such opinion may be
      qualified as an opinion only on the laws of the State of
      New Jersey.

                (d) The Underwriter shall have received from
      Brown & Wood, counsel for the Underwriter, such opinion or opinions, dated the related Closing Date, with respect to
      the issuance and sale of the Certificates of the related
      Series, the related Registration Statement, the related
      Prospectus and such other related matters as the
      Underwriter may reasonably require, and the Company shall
      have furnished to such counsel such documents as the
      Underwriter may reasonably request for the purpose of
      enabling them to pass upon such matters.

                (e) The Company shall have furnished to the
      Underwriter a certificate of the Company, signed by the
      President or any Vice President and the Senior Vice
      President-Finance or the principal financial or accounting officer of the Company, dated the related Closing Date, to the effect that the signers of such certificate have
      carefully examined the related Registration Statement
      (excluding any Current Reports and any other documents
      incorporated by reference therein), the related Prospectus, the Detailed Description referred to in such Prospectus
      (excluding any related Current Report), this Agreement and the related Terms Agreement and that:

                        (i) the representations and warranties of
           the Company in this Agreement are true and correct in
           all material respects on and as of the related Closing
           Date with the same effect as if made on such Closing
           Date, and the Company has complied with all the
           agreements and satisfied all the conditions on its
           part to be performed or satisfied at or prior to such
           Closing Date;

                       (ii) no stop order suspending the
           effectiveness of such Registration Statement has been
           issued and no proceedings for that purpose have been
           instituted or, to their knowledge, threatened; and

                      (iii) nothing has come to their attention
           that would lead them to believe that such Registration
           Statement (excluding any Current Report) contains any
           untrue statement of a material fact or omits to state
           any material fact required to be stated therein or
           necessary to make the statements therein not
           misleading, that the related Prospectus (excluding any
           related Current Report) contains any untrue statement
           of a material fact or omits to state a material fact

           required to be stated therein or necessary to make the
           statements therein, in the light of the circumstances
           under which they were made, not misleading, or that
           the Detailed Description referred to in such
           Prospectus includes any untrue statement of a material
           fact or omits to state any information which the
           Prospectus states will be included in such Detailed
           Description.

                (f) Peabody & Arnold, counsel for the Trustee,
      shall have furnished to the Underwriter an opinion, dated
      the related Closing Date, to the effect that:

                        (i) the Trustee has been duly
           incorporated and is validly existing as a corporation
           in good standing under the laws of the Commonwealth of
           Massachusetts with corporate power to own its
           properties and conduct its business as presently
           conducted by it, to conduct business as a trustee and
           to enter into and perform its obligations under the
           related Pooling and Servicing Agreement;

                       (ii) the related Pooling and Servicing
           Agreement has been duly authorized, executed and
           delivered by the Trustee and constitutes the legal,
           valid and binding agreement of the Trustee enforceable
           against the Trustee in accordance with its terms,
           subject to bankruptcy, insolvency, fraudulent
           conveyance, reorganization or other similar laws
           affecting the enforcement of creditors' rights
           generally and to judicial discretion, and general
           principles of equity (regardless of whether
           enforcement is sought in a proceeding in equity or at
           law);

                      (iii)    the Trustee has duly accepted its
           appointment as trustee under the related Pooling and
           Servicing Agreement;

                       (iv) no consent, approval, authorization
           or order of any Massachusetts or federal court or
           government agency or body is required on the part of
           the Trustee for the consummation of the transactions
           contemplated in the related Pooling and Servicing
           Agreement, except such as may be required under any
           federal or state securities law; and

                        (v) the performance on the part of the
           Trustee of any of the transactions contemplated in the
           related Pooling and Servicing Agreement does not
           conflict with or result in a breach or violation of
           any term or provision of, or constitute a default
           under, the Articles of Organization, as amended, or
           By-Laws of the Trustee, or any Massachusetts or
           federal statute or

           regulation applicable to the Trustee, or to such
           counsel's knowledge, any indenture or other agreement
           or instrument to which the Trustee is a party or by
           which it is bound, or, to such counsel's knowledge,
           any order of any state or federal court, regulatory
           body, administrative agency or governmental body
           having jurisdiction over the Trustee.

      In addition, such counsel shall furnish to the Underwriter such opinions as to the treatment of the Trust Fund for
      purposes of Massachusetts tax law as are reasonably
      satisfactory to the Underwriter.

                (g) KPMG Peat Marwick LLP shall have furnished to
      the Underwriter a letter, dated as of the date of the
      related Terms Agreement, in form and substance satisfactory to the Underwriter, stating in effect that they have
      performed certain specified procedures as a result of which they have determined that such information as the
      Underwriter may reasonably request of an accounting,
      financial or statistical nature (which is limited to
      accounting, financial or statistical information derived
      from the general accounting records of the Company) set
      forth in the related Prospectus Supplement under the
      caption "Delinquency and Foreclosure Experience of the
      Company" agrees with the accounting records of the Company, excluding any questions of legal interpretation.

                (h) KPMG Peat Marwick LLP shall have furnished to
      the Underwriter a letter, dated as of the related Closing
      Date, in form and substance satisfactory to the
      Underwriter, stating in effect that they have performed
      certain specified procedures as a result of which they have determined that such information as the Underwriter may
      reasonably request of an accounting, financial or
      statistical nature (which is limited to accounting,
      financial or statistical information derived from the
      general accounting records of the Company and which is
      obtained from an analysis of a sample of the Mortgage Loans included in the related pool) set forth in the related
      Prospectus Supplement under the caption "Description of the
      Mortgage Pool and the Mortgaged Properties" or "Description
      of the Mortgage Pools and the Mortgaged Properties", as the
      case may be, and in the Detailed Description relating to
      such Prospectus Supplement is mutually consistent and
      agrees with the accounting records of the Company and,
      where applicable, the related Mortgage Loan files of the
      Company, excluding any questions of legal interpretation.
      In addition, if applicable, such accountants shall have
      furnished to the Underwriter a letter, dated as of the
      related Closing Date, which shall include a statement or
      statements to the effect that based upon the assumptions
      and methodology agreed to by the

      Company (and which is consistent with the manner in which
      any final PAC Balances, TAC Balances, Scheduled Balances,
      Maximum and Minimum Scheduled Balances or any other
      scheduled balances are to be calculated as set forth in the related Prospectus), all of which shall be described by
      reference in such letter, such accountants shall have
      verified the mathematical accuracy of any final PAC
      Balances Table, TAC Balances Table, Scheduled Balances
      Table, Maximum or Minimum Scheduled Balances Table or other scheduled balances table attached as an exhibit to the
      related Pooling and Servicing Agreement.

                (i) KPMG Peat Marwick LLP shall have furnished to
      the Underwriter and the Company a letter or letters, dated as of the date of the related Terms Agreement, in form and substance satisfactory to the Underwriter and the Company, including, without limitation, statements, if applicable,
      to the effect that:

                      (i) based upon the assumptions and
           methodology set forth in the related Prospectus, all
           of which shall be described by reference in such
           letter, they recomputed the percentages of initial
           principal balance outstanding as of each of the
           Distribution Dates (as defined in such Prospectus)
           indicated and the weighted average lives of each Class
           of Offered Certificates at each of the indicated
           percentages of the applicable Prepayment Assumption,
           and they compared the recomputed percentages and
           weighted average lives to the corresponding
           percentages and weighted average lives set forth in
           the related tables and found them to be in agreement;

                     (ii) based upon the assumptions and
           methodology set forth in such Prospectus, all of which
           shall be described by reference in such letter, they
           have verified the mathematical accuracy of any
           Scheduled Final Distribution Dates for the Offered
           Certificates, PAC Balances, TAC Balances, Scheduled
           Balances, Maximum and Minimum Scheduled Balances or
           any other scheduled balances set forth in such
           Prospectus for each indicated Distribution Date, and
           have verified the mathematical accuracy of any initial
           Effective Ranges of any PAC Certificates, Scheduled
           Certificates or other scheduled Certificates set forth
           in such Prospectus; and

                    (iii) based upon the assumptions and
           methodology set forth in such Prospectus, all of which
           shall be described by reference in such letter, they
           have verified the mathematical accuracy of the pre-tax
           yields to maturity and, if applicable, aggregate cash

           flows of any Class of Certificates for which such
           pre-tax yields and, if applicable, aggregate cash
           flows are set forth in such Prospectus at the
           indicated percentages of the Prepayment Assumption
           and, if applicable, at the indicated values of COFI,
           LIBOR or any other index, as applicable.

                (j) The Offered Certificates of the related
      Series shall have received the ratings specified in the
      related Terms Agreement (the "Required Ratings").

                (k) Prior to the related Closing Date, the
      Company shall have furnished to the Underwriter such
      further information, certificates and documents as the
      Underwriter may reasonably request.

                (l) If any Certificates of the related Series are
      to be sold to any other underwriter and/or offered in
      reliance upon an exemption from the registration
      requirements of the Act, the sale at or prior to the
      related Closing Date of such Certificates to the purchaser thereof shall have occurred.

                (m) Subsequent to the date of the related Terms
      Agreement, there shall not have been any change, or any
      development involving a prospective change, in or affecting the business or properties of the Company which the
      Underwriter concludes in its judgment, after consultation
      with the Company, materially impairs the investment quality of the Offered Certificates of the related Series so as to make it impractical or inadvisable to proceed with the
      public offering or the delivery of such Offered
      Certificates as contemplated by the related Prospectus.

           If any of the conditions specified in this Section 6
shall not have been fulfilled in all material respects with
respect to the particular Offered Certificates of a Series when and as provided in this Agreement and the related Terms
Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement and the related Terms
Agreement shall not be in all material respects reasonably
satisfactory in form and substance to the Underwriter and its counsel, this Agreement (with respect to the related Offered
Certificates) and the related Terms Agreement and all obligations of the Underwriter hereunder (with respect to the related Offered
Certificates) and thereunder may be canceled at, or at any time prior to, the related Closing Date by the Underwriter. Notice of such cancellation shall be given to the Company in writing, or by telephone or telegraph confirmed in writing.

           7.   Indemnification and Contribution.  (a) The Company
agrees to indemnify and hold harmless the Underwriter and each person who controls the Underwriter within the meaning of the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act, or other
Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities
(or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement relating to the
Offered Certificates of the applicable Series as it became
effective or in any amendment or supplement thereof, or in such
Registration Statement or the related Prospectus, or in any
amendment thereof, or in the Detailed Description referred to in such Prospectus or arise out of or are based upon the omission or alleged omission (in the case of any Computational Materials or
ABS Term Sheets (in each case, as defined herein) in respect of which the Company agrees to indemnify the Underwriter, as set forth below, when such are read in conjunction with the related
Prospectus and Prospectus Supplement) to state therein a material fact required to be stated therein or necessary to make the
statements therein not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or
alleged untrue statement or omission or alleged omission made therein (A) in reliance upon and in conformity with written
information furnished to the Company as herein stated by or on behalf of the Underwriter specifically for use in connection with the preparation thereof or (B) in any Current Report or any
amendment or supplement thereof, except to the extent that any untrue statement or alleged untrue statement therein or omission therefrom results (or is alleged to have resulted) directly from an error (a "Mortgage Pool Error") in the information concerning the characteristics of the Mortgage Loans furnished by the
Company to the Underwriter in writing or by electronic
transmission that was used in the preparation of either (x) any
Computational Materials or ABS Term Sheets (or amendments or supplements thereof) included in such Current Report (or
amendment or supplement thereof) or (y) any written or electronic materials furnished to prospective investors on which the
Computational Materials (or amendments or supplements) were
based, (ii) such indemnity with respect to any Corrected
Statement (as defined below) in such Prospectus (or supplement thereto) shall not inure to the benefit of the Underwriter (or any person controlling the Underwriter) from whom the person asserting any loss, claim, damage or liability purchased the
Certificates of the related Series that are the subject thereof if such person did not receive a copy of a supplement to such
Prospectus at or prior to the confirmation of the sale of such

Certificates and the untrue statement or omission of a material fact contained in such Prospectus (or supplement thereto) was corrected (a "Corrected Statement") in such other supplement and such supplement was furnished by the Company to the Underwriter prior to the delivery of such confirmation, and (iii) such
indemnity with respect to any Mortgage Pool Error shall not inure to the benefit of the Underwriter (or any person controlling the
Underwriter) from whom the person asserting any loss, claim, damage or liability received any Computational Materials (or any written or electronic materials on which the Computational
Materials are based) or ABS Term Sheets that were prepared on the basis of such Mortgage Pool Error, if, prior to the time of
confirmation of the sale of the applicable Certificates to such person, the Company notified the Underwriter in writing of the
Mortgage Pool Error or provided in written or electronic form information superseding or correcting such Mortgage Pool Error
(in any such case, a "Corrected Mortgage Pool Error"), and the
Underwriter failed to notify such person thereof or to deliver to such person corrected Computational Materials (or underlying written or electronic materials) or ABS Term Sheets. This
indemnity agreement will be in addition to any liability which the Company may otherwise have.

           (b) The Underwriter agrees to indemnify and hold
harmless the Company, each of its directors, each of its officers who signs the Registration Statement relating to the Offered
Certificates of the applicable Series, and each person who
controls the Company within the meaning of the Act or the
Exchange Act to the same extent as the foregoing indemnities from the Company to the Underwriter, but only with reference to (A)
written information furnished to the Company by or on behalf of the Underwriter specifically for use in the preparation of the documents referred to in the foregoing indemnity with respect to the related Series, or (B) any Computational Materials or ABS
Term Sheets (or amendments or supplements thereof) furnished to the Company by the Underwriter pursuant to Section 8 and
incorporated by reference in such Registration Statement or the related Prospectus or any amendment or supplement thereof (except that no such indemnity shall be available for any losses, claims, damages or liabilities, or actions in respect thereof, resulting from any Mortgage Pool Error, other than a Corrected Mortgage
Pool Error). This indemnity agreement will be in addition to any liability which the Underwriter may otherwise have. The Company acknowledges that the statements set forth in the second sentence of the ante-penultimate paragraph, the first sentence of the penultimate paragraph, and in the last paragraph appearing on the cover page of the related Prospectus Supplement as such
statements relate to such Offered Certificates and the second sentence of the first paragraph under the heading "Plan of
Distribution" in such Prospectus Supplement as such statements relate to such Offered Certificates constitute the only
information furnished in writing by or on behalf of the

Underwriter for inclusion in the related Prospectus (other than any Computational Materials or ABS Term Sheets (or amendments or supplements thereof) furnished to the Company by the
Underwriter), and the Underwriter confirms that such statements are correct.

           (c) Promptly after receipt by an indemnified party
under Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof;
but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any
indemnified party otherwise than under this Section 7. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense
thereof, with counsel satisfactory to such indemnified party;
provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon
receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this
Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel approved by the indemnified party in the case of subparagraph (a)
or (b), representing the indemnified parties under subparagraph
(a) or (b), who are parties to such action), (ii) the
indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party
within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the
employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii)
is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

           (d) If the indemnification provided for in paragraph
(a) or (b) of this Section 7 is due in accordance with its terms but is for any reason held by a court to be unavailable from the
Company or the Underwriter, on grounds of policy or otherwise, or if the indemnified party failed to give notice under paragraph
(c) of this Section 7 in respect of a claim otherwise subject to indemnification in accordance with paragraph (a) or (b) of this
Section 7, the Company and the Underwriter shall contribute to the aggregate losses, claims, damages and liabilities (including legal and other expenses reasonably incurred in connection with investigating or defending same) to which the Company and the
Underwriter may be subject, as follows:

           (i) in the case of any losses, claims, damages and
      liabilities (or actions in respect thereof) which do not
      arise out of or are not based upon any untrue statement or omission of a material fact in any Computational Materials or ABS Term Sheets (or any amendments or supplements
      thereof), in such proportion so that the Underwriter is
      responsible for that portion represented by the difference between the proceeds to the Company in respect of the
      Offered Certificates appearing on the cover page of the
      Prospectus Supplement for the related Series and the total proceeds received by the Underwriter from the sale of such
      Offered Certificates (the "Underwriting Discount"), and the
      Company is responsible for the balance; provided, however, that in no case shall the Underwriter be responsible under this subparagraph (i) for any amount in excess of such
      Underwriting Discount applicable to the Offered
      Certificates purchased by the Underwriter pursuant to this
      Agreement and the related Terms Agreement; and

          (ii) in the case of any losses, claims, damages and
      liabilities (or actions in respect thereof) which arise out of or are based upon any untrue statement or omission of a material fact in any Computational Materials or ABS Term
      Sheets (or any amendments or supplements thereof) or in any written or electronic materials distributed to prospective investors on which the Computational Materials are based,
      in such proportion as is appropriate to reflect the
      relative fault of the Company on the one hand and the
      Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as
      any other relevant equitable considerations. The relative
      fault shall be determined by reference to, among other
      things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact in such Computational Materials or ABS Term
      Sheets (or any amendments or supplements thereof or such
      written or electronic materials) results from information
      prepared by the Company on the one hand or the Underwriter on the other

      and the parties' relative intent, knowledge, access to
      information and opportunity to correct or prevent such
      statement or omission.

Notwithstanding anything to the contrary in this Section 7(d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent
misrepresentation. For purposes of this Section 7, each person who controls the Underwriter within the meaning of either the Act or the Exchange Act shall have the same rights to contribution as the Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the
immediately preceding sentence of this paragraph (d).

           8. Computational Materials and Structural Term Sheets.
(a) Not later than 10:30 a.m., New York time, on the business day before the date on which the Current Report relating to the
Offered Certificates of a Series is required to be filed by the
Company with the Commission pursuant to Section 5(b) hereof, the
Underwriter shall deliver to the Company five complete copies of all materials provided by the Underwriter to prospective
investors in such Offered Certificates which constitute (i)
"Computational Materials" within the meaning of the no-action letter dated May 20, 1994 issued by the Division of Corporation
Finance of the Commission to Kidder, Peabody Acceptance
Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder
Structured Asset Corporation and the no-action letter dated May
27, 1994 issued by the Division of Corporation Finance of the
Commission to the Public Securities Association (together, the
"Kidder Letters"), the filing of which material is a condition of the relief granted in such letter (such materials being the
"Computational Materials"), and (ii) "Structural Term Sheets"
within the meaning of the no-action letter dated February 17,
1995 issued by the Division of Corporation Finance of the
Commission to the Public Securities Association (the "PSA
Letter") and the filing of such material is a condition of the relief granted in such letter (such materials being the
"Structural Term Sheets"). Each delivery of Computational
Materials and Structural Term Sheets to the Company pursuant to this paragraph (a) shall be effected by delivering four copies of such materials to counsel for the Company on behalf of the
Company at the address specified in Section 3 hereof and one copy of such materials to the Company.

           (b) The Underwriter represents and warrants to and
agrees with the Company, as of the date of the related Terms
Agreement and as of the Closing Date, that:

                (i) the Computational Materials furnished to the
           Company pursuant to Section 8(a) constitute (either in
           original, aggregated or consolidated form) all of the
           materials furnished to prospective investors by the
           Underwriter prior to the time of delivery thereof to
           the Company that are required to be filed with the
           Commission with respect to the related Offered
           Certificates in accordance with the Kidder Letters,
           and such Computational Materials comply with the
           requirements of the Kidder Letters;

               (ii) the Structural Term Sheets furnished to the
           Company pursuant to Section 8(a) constitute all of the
           materials furnished to prospective investors by the
           Underwriter prior to the time of delivery thereof to
           the Company that are required to be filed with the
           Commission as "Structural Term Sheets" with respect to
           the related Offered Certificates in accordance with
           the PSA Letter, and such Structural Term Sheets comply
           with the requirements of the PSA Letter;

              (iii) on the date any such Computational Materials
           or Structural Term Sheets with respect to such Offered
           Certificates (or any written or electronic materials
           furnished to prospective investors on which the
           Computational Materials are based) were last furnished
           to each prospective investor and on the date of
           delivery thereof to the Company pursuant to Section
           8(a) and on the related Closing Date, such
           Computational Materials (or such other materials) or
           Structural Term Sheets did not and will not include
           any untrue statement of a material fact or, when read
           in conjunction with the related Prospectus and
           Prospectus Supplement, omit to state a material fact
           required to be stated therein or necessary to make the
           statements therein not misleading;

              (iv) the Underwriter has not represented to any
           prospective investor that any Computational Materials
           or Structural Term Sheets with respect to any Series
           were prepared or disseminated on behalf of the
           Company, and all Computational Materials and
           Structural Term Sheets furnished to prospective
           investors (and all written and electronic materials
           furnished to prospective investors on which the
           Computational Materials are based) included a
           disclaimer to the effect set forth in Section 8(d);
           and

                (v) at the time any Computational Materials (or
           any written or electronic materials furnished to
           prospective investors on which the Computational
           Materials are based) with respect to such Offered

           Certificates were furnished to a prospective investor
           and on the date of the related Terms Agreement, the
           Underwriter possessed, and on the date of delivery of
           such materials to the Company pursuant to this Section
           8 and on the related Closing Date, the Underwriter
           will possess, the capability, knowledge, expertise,
           resources and systems of internal control necessary to
           ensure that such Computational Materials conform to
           the representations and warranties of the Underwriter
           contained in subparagraphs (i) and (iii) above of this
           paragraph (b).

Notwithstanding the foregoing, the Underwriter makes no
representation or warranty as to whether any Computational
Materials or Structural Term Sheets (or any written or electronic materials on which the Computational Materials are based)
included or will include any untrue statement resulting directly from any Mortgage Pool Error (except any Corrected Mortgage Pool
Error, with respect to materials prepared after the receipt by the Underwriter from the Company of notice of such Corrected
Mortgage Pool Error or materials superseding or correcting such
Corrected Mortgage Pool Error).

           (c) The Underwriter shall cause a firm of public
accountants to furnish to the Company a letter, dated as of the date on which the Underwriter delivers any Computational
Materials (which term shall be deemed to include, for purposes of this paragraph (c), calculated statistical information delivered to prospective investors in the form of a Structural Term Sheet)
to the Company pursuant to Section 8(a), in form and substance satisfactory to the Company, stating in effect that they have verified the mathematical accuracy of any calculations performed by the Underwriter and set forth in such Computational Materials.

           (d) The Underwriter acknowledges and agrees that the
Company has not authorized and will not authorize the
distribution of any Computational Materials (or any written or electronic materials on which the Computational Materials are based) or Structural Term Sheets to any prospective investor, and agrees that any Computational Materials or Structural Term Sheets with respect to any Series of Certificates furnished to
prospective investors from and after October 11, 1995 included and shall include a disclaimer in form satisfactory to the
Company to the effect that such materials have been prepared and disseminated solely by and on behalf of the Underwriter, and that the Company has not reviewed or participated in the preparation or dissemination of such materials and is not responsible for the contents or accuracy thereof. The Underwriter agrees that it will not represent to prospective investors that any Computational
Materials or Structural Term Sheets were prepared or disseminated on behalf of the Company.

           (e) If, at any time when a prospectus relating to the
Offered Certificates of a Series is required to be delivered under the Act, it shall be necessary to amend or supplement the related Prospectus as a result of an untrue statement of a
material fact contained in any Computational Materials or
Structural Term Sheets provided by the Underwriter pursuant to this Section 8 or the omission to state therein a material fact required, when considered in conjunction with the related
Prospectus and Prospectus Supplement, to be stated therein or necessary to make the statements therein, when read in
conjunction with the related Prospectus and Prospectus
Supplement, not misleading, or if it shall be necessary to amend or supplement any Current Report relating to any Computational
Materials or Structural Term Sheets to comply with the Act or the rules thereunder, the Underwriter promptly will prepare and
furnish to the Company for filing with the Commission an
amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. The
Underwriter represents and warrants to the Company, as of the date of delivery of such amendment or supplement to the Company, that such amendment or supplement will not include any untrue statement of a material fact or, when read in conjunction with the related Prospectus and Prospectus Supplement, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, the
Underwriter makes no representation or warranty as to whether any such amendment or supplement will include any untrue statement resulting directly from any Mortgage Pool Error (except any
Corrected Mortgage Pool Error, with respect to any such amendment or supplement prepared after the receipt by the Underwriter from the Company of notice of such Corrected Mortgage Pool Error or materials superseding or correcting such Corrected Mortgage Pool
Error). The Company shall have no obligation to file such
amendment or supplement if the Company determines that (i) such amendment or supplement contains any untrue statement of a
material fact or, when read in conjunction with the related
Prospectus and Prospectus Supplement, omits to state a material fact required to be stated therein or necessary to make the
statements therein not misleading; it being understood, however, that the Company shall have no obligation to review or pass upon the accuracy or adequacy of, or to correct, any such amendment or supplement provided by the Underwriter to the Company pursuant to this paragraph (e) or (ii) such filing is not required under the
Act.

           9. Collateral Term Sheets. (a) Prior to the delivery
of any "Collateral Term Sheet" within the meaning of the PSA
Letter, the filing of which material is a condition of the relief granted in such letter (such material being the "Collateral Term
Sheets"), to a prospective investor in any Offered Certificates, the Underwriter shall, in order to facilitate the timely filing of such material with the

Commission, notify the Company and its counsel by telephone of its intention to deliver such materials and the approximate date on which the first such delivery of such materials is expected to occur. Not later than 10:30 a.m., New York time, on the business day immediately following the date on which any Collateral Term
Sheet was first delivered to a prospective investor in such
Offered Certificates, the Underwriter shall deliver to the
Company five complete copies of all materials provided by the
Underwriter to prospective investors in the Offered Certificates which constitute "Collateral Term Sheets." Each delivery of a
Collateral Term Sheet to the Company pursuant to this paragraph
(a) shall be effected by delivering four copies of such materials to counsel for the Company on behalf of the Company at the
address specified in Section 3 hereof and one copy of such
materials to the Company. (Collateral Term Sheets and Structural
Term Sheets are, together, referred to herein as "ABS Term
Sheets.") At the time of each such delivery, the Underwriter shall indicate in writing that the materials being delivered constitute Collateral Term Sheets, and, if there has been any prior such delivery with respect to the related Series, shall indicate whether such materials differ in any material respect from any Collateral Term Sheets previously delivered to the
Company with respect to such Series pursuant to this Section 9(a)
as a result of the occurrence of a material change in the
characteristics of the related Mortgage Loans.

           (b) The Underwriter represents and warrants to and
agrees with the Company as of the date of the related Terms
Agreement and as of the Closing Date, that:

                     (i) The Collateral Term Sheets furnished to
      the Company pursuant to Section 9(a) constitute all of the materials furnished to prospective investors by the
      Underwriter prior to time of delivery thereof to the
      Company that are required to be filed with the Commission
      as "Collateral Term Sheets" with respect to the related
      Offered Certificates in accordance with the PSA Letter, and such Collateral Term Sheets comply with the requirements of the PSA Letter;

                    (ii) On the date any such Collateral Term
      Sheets with respect to such Offered Certificates were last furnished to each prospective investor and on the date of
      delivery thereof to the Company pursuant to Section 9(a)
      and on the related Closing Date, such Collateral Term
      Sheets did not and will not include any untrue statement of a material fact or, when read in conjunction with the
      Prospectus and Prospectus Supplement, omit to state a
      material fact required to be stated therein or necessary to make the statements therein not misleading; and

                   (iii) the Underwriter has not represented to
      any prospective investor that any Collateral Term Sheets
      with respect to any Series were prepared or disseminated on behalf of the Company, and, except as otherwise disclosed
      by the Underwriter to the Company in writing prior to the
      date hereof, all Collateral Term Sheets previously
      furnished to prospective investors included a disclaimer to the effect set forth in Section 8(d).

Notwithstanding the foregoing, the Underwriter makes no
representation or warranty as to whether any Collateral Term
Sheet included or will include any untrue statement or material omission resulting directly from any Mortgage Pool Error (except any Corrected Mortgage Pool Error, with respect to materials prepared after the receipt by the Underwriter from the Company of notice of such Corrected Mortgage Pool Error or materials
superseding or correcting such Corrected Mortgage Pool Error).

           (c) The Underwriter acknowledges and agrees that any
Collateral Term Sheets with respect to any Series of Certificates furnished to prospective investors from and after the date hereof shall include a disclaimer in form satisfactory to the Company to the effect set forth in Section 8(d) hereof, and to the effect that the information contained in such materials supersedes the information contained in any prior Collateral Term Sheet with respect to such Series of Offered Certificates and will be
superseded by the description of the related Mortgage Loans in the related Prospectus Supplement and in the Detailed Description
relating to such Prospectus Supplement to be filed under cover of
Form 8-K. The Underwriter agrees that it will not represent to prospective investors that any Collateral Term Sheets were
prepared or disseminated on behalf of the Company.

           (d) If, at any time when a prospectus relating to the
Offered Certificates of a Series is required to be delivered under the Act, it shall be necessary to amend or supplement the related Prospectus as a result of an untrue statement of a
material fact contained in any Collateral Term Sheets provided by the Underwriter pursuant to this Section 9 or the omission to state therein a material fact required, when considered in
conjunction with the related Prospectus and Prospectus
Supplement, to be stated therein or necessary to make the
statements therein, when read in conjunction with the related
Prospectus and Prospectus Supplement, not misleading, or if it shall be necessary to amend or supplement any Current Report relating to any Collateral Term Sheets to comply with the Act or the rules thereunder, the Underwriter promptly will prepare and furnish to the Company for filing with the Commission an
amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. The
Underwriter represents and warrants to the Company, as of the date of delivery of such amendment or supplement to the Company,

that such amendment or supplement will not include any untrue statement of a material fact or, when read in conjunction with the related Prospectus and Prospectus Supplement, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, the
Underwriter makes no representation or warranty as to whether any such amendment or supplement will include any untrue statement resulting directly from any Mortgage Pool Error (except any
Corrected Mortgage Pool Error, with respect to any such amendment or supplement prepared after the receipt by the Underwriter from the Company of notice of such Corrected Mortgage Pool Error or materials superseding or correcting such Corrected Mortgage Pool
Error). The Company shall have no obligation to file such
amendment or supplement if the Company determines that (i) such amendment or supplement contains any untrue statement of a
material fact or, when read in conjunction with the related
Prospectus and Prospectus Supplement, omits to state a material fact required to be stated therein or necessary to make the
statements therein not misleading; it being understood, however, that the Company shall have no obligation to review or pass upon the accuracy or adequacy of, or to correct, any such amendment or supplement provided by the Underwriter to the Company pursuant to this paragraph (d) or (ii) such filing is not required under the
Act.

           10. Termination. This Agreement (with respect to a
particular Certificate Offering) and the related Terms Agreement shall be subject to termination in the absolute discretion of the
Underwriter, by notice given to the Company prior to delivery of and payment for the related Offered Certificates, if prior to the related Closing Date (i) trading in securities generally on the
New York Stock Exchange shall have been suspended or materially limited, (ii) a general moratorium on commercial banking
activities in New York shall have been declared by either federal or New York State authorities, or (iii) there shall have occurred any outbreak or material escalation of hostilities or other
calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Underwriter, impracticable to market such Offered
Certificates.

           11. Representations and Indemnities to Survive
Delivery. The agreements, representations, warranties,
indemnities and other statements of the Company or its officers and of the Underwriter set forth in or made pursuant to this
Agreement and the related Terms Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the related Offered
Certificates. The provisions of Section 7 hereof shall survive the termination or cancellation of this Agreement and the related
Terms Agreement.

           12. Successors. This Agreement and the related Terms
Agreement will inure to the benefit of and be binding upon the parties hereto and thereto and their respective successors and the officers, directors and controlling persons referred to in
Section 7 hereof, and their successors and assigns, and no other person will have any right or obligation hereunder or thereunder.
No purchaser of any Offered Certificate from the Underwriter shall be deemed a successor or assign by reason of such purchase.

           13.  APPLICABLE LAW.  THIS AGREEMENT AND THE RELATED
TERMS AGREEMENT WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE
WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS
MADE AND TO BE PERFORMED THEREIN.

           14. Miscellaneous. This Agreement, as supplemented by
the related Terms Agreement, supersedes all prior and
contemporaneous agreements and understandings relating to the subject matter hereof. This Agreement and the related Terms
Agreement or any term of each may not be changed, waived,
discharged or terminated except by an affirmative written
agreement made by the party against whom enforcement of the
change, waiver, discharge or termination is sought. The headings in this Agreement and the related Terms Agreement are for
purposes of reference only and shall not limit or otherwise
affect the meaning hereof or thereof.

           15.  Notices.  All communications hereunder will be in
writing and effective only on receipt, and, if sent to the
Underwriter, will be delivered to it at the address first above written; or if sent to the Company, will be delivered to GE
Capital Mortgage Services, Inc., Three Executive Campus, Cherry
Hill, New Jersey  08002, Attention: General Counsel.

           If the foregoing is in accordance with your
understanding of our agreement, please sign and return to the undersigned a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement between the
Company and the Underwriter.

                               Very truly yours,

                               GE CAPITAL MORTGAGE SERVICES, INC.

                               By:
                              Name:
                              Title:

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

SALOMON BROTHERS INC

By:
   Name:
   Title:

                                                          EXHIBIT A

                GE CAPITAL MORTGAGE SERVICES, INC.

            REMIC MULTI-CLASS PASS-THROUGH CERTIFICATES
                          SERIES ____-__

                         TERMS AGREEMENT
                   (to Underwriting Agreement,
                      dated October 23, 1995
             between the Company and the Underwriter)

GE Capital Mortgage Services, Inc.               New York, New York
Three Executive Campus                                       [Date]
Cherry Hill, NJ 08002

           Salomon Brothers Inc (the "Underwriter") agrees,
subject to the terms and provisions herein and of the captioned
Underwriting Agreement (the "Underwriting Agreement"), to
purchase such Classes of Series ____-__ Certificates specified in
Section 2(a) hereof (the "Offered Certificates"). This letter supplements and modifies the Underwriting Agreement solely as it relates to the purchase and sale of the Offered Certificates described below. The Series ____-__ Certificates are registered with the Securities and Exchange Commission by means of an
effective Registration Statement (No. 33-___). Capitalized terms used and not defined herein have the meanings given them in the
Underwriting Agreement.

           Section 1. The Mortgage Pool: The Series ____-__
Certificates shall evidence the entire beneficial ownership
interest in a mortgage pool (the "Mortgage Pool") of
conventional, fixed rate, fully amortizing one- to four-family residential mortgage loans (the "Mortgage Loans") having the following characteristics as of ________ __, ____ (the "Cut-off
Date"):

           (a) Aggregate Principal Amount of the Mortgage Pool:
      $[ ] aggregate principal balance as of the Cutoff Date,
      subject to [an upward or downward variance of up to [ ]%,
      the precise aggregate principal balance to be determined by the Company][a permitted variance such that the aggregate
      Scheduled Principal Balance thereof will be not less than
      $[ ] or greater than $[ ]].

           (b)  Original Terms to Maturity:  The original term to
      maturity of each Mortgage Loan included in the Mortgage Pool shall be between ___ and ___ years.

                               A-1

           Section 2. The Certificates:  The Offered
Certificates shall be issued as follows:

           (a) Classes: The Offered Certificates shall be issued
      with the following Class designations, interest rates and
      principal balances, subject in the aggregate to the
      variance referred to in Section 1(a)[and, as to any
      particular Class, to an upward or downward variance of up
      to [ ]%]:

                Principal      Interest           Class Purchase
Class            Balance         Rate            Price Percentage

           (b) The Offered Certificates shall have such other
      characteristics as described in the related Prospectus.

           Section 3. Purchase Price: The Purchase Price for each
Class of the Offered Certificates shall be the Class Purchase
Price Percentage therefor (as set forth in Section 2(a) above) of the initial Class Certificates Principal Balance thereof plus accrued interest at the rate of [ ]% per annum from and including the Cut-off Date up to, but not including, _________ __, ____
(the "Closing Date").

           Section 4. Required Ratings: The Offered
Certificates shall have received Required Ratings of at least
[   ] from [   ].

           Section 5. Tax Treatment: [One or more elections
will be made to treat the assets of the Trust Fund as a REMIC.]
[The Trust Fund will be treated as a "grantor trust" for federal income tax purposes.]

           [Section 6. Additional Expenses:]*

--------
* to be inserted if applicable.

                               A-2

           If the foregoing is in accordance with your
understanding of our agreement, please sign and return to the undersigned a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement between the
Underwriter and the Company.

                               Very truly yours,

                               SALOMON BROTHERS INC

                               By:
                              Name:
                              Title:

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

GE CAPITAL MORTGAGE SERVICES, INC.

By:
   Name:
   Title:

                               A-3

EXECUTION

GE CAPITAL MORTGAGE SERVICES, INC.

REMIC MULTI-CLASS PASS-THROUGH CERTIFICATES
SERIES 1999-21

TERMS AGREEMENT
(to Underwriting Agreement,
dated October 23, 1995,
between the Company and the Underwriter)

GE Capital Mortgage Services, Inc.                                                                 New York, New York
Three Executive Campus                                                                                     November 19, 1999
Cherry Hill, NJ 08002

Salomon Smith Barney Inc. (the "Underwriter") agrees, subject to the terms and provisions herein and of the captioned Underwriting Agreement (the "Underwriting Agreement"), to purchase the Classes of Series 1999-21 Certificates specified in Section 2(a) hereof (the "Offered Certificates"). This Terms Agreement supplements and modifies the Underwriting Agreement solely as it relates to the purchase and sale of the Offered Certificates described below. The Series 1999-21 Certificates are registered with the Securities and Exchange Commission by means of an effective Registration Statement (Nos. 333-68951 and 333-68951-01). Capitalized terms used and not defined herein have the meanings given them in the Underwriting Agreement.

Section 1. The Mortgage Pool: The Series 1999-21 Certificates shall evidence the entire beneficial ownership interest in a mortgage pool (the "Mortgage Pool") of conventional, fixed-rate, first-lien, fully-amortizing, one- to four-family residential mortgage loans (the "Mortgage Loans") having the following characteristics as of November 1, 1999 (the "Cut-off Date"):

(a) Aggregate Principal Amount of the Mortgage Pool: $173,633,497 aggregate principal balance as of the Cut-off Date, subject to a permitted variance such that the aggregate original Certificate Principal Balance will be not less than $166,250,000 or greater than $183,750,000.

(b) Original Terms to Maturity: The original term to maturity of substantially all of the Mortgage Loans included in the Mortgage Pool shall be between 10 and 15 years.

Section 2. The Certificates: The Offered Certificates shall be issued as follows:

(a) Classes: The Offered Certificates shall be issued with the following Class designations, interest rates and principal balances, subject in the aggregate to the variance referred to in Section 1(a):

Class	Principal Balance	Interest Rate	Class Purchase Price Percentage
Class A	$168,260,000	6.75%	97.65625%
Class R	$100	6.75%	97.65625%

(b) The Offered Certificates shall have such other characteristics as described in the related Prospectus.

Section 3. Purchase Price: The Purchase Price for each Class of the Offered Certificates shall be the Class Purchase Price Percentage therefor (as set forth in Section 2(a) above) of the initial Class Certificate Principal Balance thereof plus accrued interest at the initial interest rate per annum from and including the Cut-off Date up to, but not including, November 29, 1999 (the "Closing Date").

Section 4. Required Ratings: The Class A and Class R Certificates shall have received Required Ratings of at least "AAA" from each of Fitch IBCA, Inc. and Standard and Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc.

Section 5. Tax Treatment: One or more elections will be made to treat the assets of the Trust Fund as a REMIC.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Underwriter and the Company.

Very truly yours,

SALOMON SMITH BARNEY INC.

By: ______________________________________
Name:
Title:

The foregoing Agreement is
hereby confirmed and accepted
as of the date hereof.

GE CAPITAL MORTGAGE SERVICES, INC.

By: ______________________________________
Name:
Title: